                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 1999


I.    Reconciliation of Collection Account:
           End of Period Collection Account Balance as of Prior Payment Date:                                     669,025.18
           Available Funds:
                     Contract Payments due and received in this period                                          4,492,141.52
                     Contract Payments due in prior period(s) and received in this period                         716,138.70
                     Contract Payments received in this period for next period                                    472,511.69
                     Sales, Use and Property Tax payments received                                                145,994.16
                     Prepayment Amounts related to early termination in this period                               144,940.84
                     Servicer Advance                                                                             604,008.43
                     Proceeds received from recoveries on previously Defaulted Contracts                                0.00
                     Transfer from Reserve Account                                                                  8,773.16
                     Interest earned on Collection Account                                                          9,392.91
                     Interest earned on Affiliated Account                                                          9,153.97
                     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                     Section 5.03                                                                                       0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                     contract < Predecessor contract)                                                                   0.00
                     Amounts paid under insurance policies                                                              0.00
                     Maintenance, Late Charges and any other amounts                                              210,746.03

                                                                                                               --------------
           Total Available Funds                                                                                7,482,826.59
           Less: Amounts to be Retained in Collection Account                                                   1,020,451.46
                                                                                                               -------------
           Amount to be Distributed                                                                             6,462,375.13
                                                                                                               ==============

           Distribution of Funds:
                     1.     To Trustee -  Fees                                                                          0.00
                     2.     To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances            716,138.70
                     3.     To Noteholders (For Servicer Report immediately following the Final
                            Additional Closing Date)                                                                    0.00
                                   a) Class A1 Principal and Interest                                           3,855,519.99
                                   a) Class A2 Principal (distributed after A1 Note matures) and
                                      Interest                                                                    549,900.00
                                   a) Class A3 Principal (distributed after A1 and A2 Notes mature)
                                      and Interest                                                                182,832.00
                                   b) Class B Principal and Interest                                              105,801.37
                                   c) Class C Principal and  Interest                                             120,721.22
                                   d) Class D Principal and Interest                                              124,646.04
                                   e) Class E Principal and Interest                                              132,457.21
                                                                                                                        0.00
                     4.     To Reserve Account for Requirement per Indenture Agreement Section 3.08                     0.00
                     5.     To Issuer - Residual  Principal and Interest and Reserve Account
                            Distribution
                                   a) Residual Interest (Provided no Restricting or Amortization
                                      Event in effect)                                                             52,994.45
                                   b) Residual Principal (Provided no Restricting or Amortization
                                      Event in effect)                                                            160,350.49
                                   c) Reserve Account Distribution (Provided no Restricting or
                                      Amortization Event in effect)                                                 8,773.16
                     6.     To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
                            and Any Other Amounts                                                                 375,287.07
                     7.     To Servicer, Servicing Fee and other Servicing Compensations                           76,953.43
                                                                                                               --------------
           Total Funds Distributed                                                                              6,462,375.13
                                                                                                               ==============

                                                                                                               --------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting
           Event Funds (if any)}                                                                                1,020,451.46
                                                                                                               ==============

II.    Reserve Account

Beginning Balance                                                                                              $2,182,541.24
            - Add Investment Earnings                                                                               8,773.16
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                            0.00
            - Less Distribution to Certificate Account                                                              8,773.16
                                                                                                               --------------
End of period balance                                                                                          $2,182,541.24
                                                                                                               ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                     $2,182,541.24
                                                                                                               ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 11, 1999

III.   Class A Note Principal Balance

Beginning Principal Balance of the Class A Notes
                          Pool A                              135,347,473.68
                          Pool B                               44,210,174.56
                                                              --------------
                                                                                                  179,557,648.24

Class A Overdue Interest, if any                                        0.00
Class A Monthly Interest - Pool A                                 638,258.36
Class A Monthly Interest - Pool B                                 208,482.01

Class A Overdue Principal, if any                                       0.00
Class A Monthly Principal - Pool A                              2,034,891.21
Class A Monthly Principal - Pool B                              1,706,620.41
                                                              --------------
                                                                                                    3,741,511.62
Ending Principal Balance of the Class A Notes
                          Pool A                              133,312,582.47
                          Pool B                               42,503,554.15
                                                              --------------                    ----------------
                                                                                                  175,816,136.62
                                                                                                ================

----------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                               Ending Principal
Original Face $190,972,000                    Original Face $190,972,000                              Balance Factor
----------------------------------------------------------------------------------------------------------------------
      $ 4.433846                                     $ 19.591938                                         92.063830%

IV.   Class A Note Principal Balance


Beginning Principal Balance of the Class A Notes
                          Class A1                                24,467,648.24
                          Class A2                               117,000,000.00
                          Class A3                                38,090,000.00
                                                                ----------------
                                                                                                     179,557,648.24
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)          114,008.37
                          Class A2                                   549,900.00
                          Class A3                                   182,832.00

Class A Monthly Principal
                          Class A1                                 3,741,511.62
                          Class A2                                         0.00
                          Class A3                                         0.00
                                                                ----------------
                                                                                                       3,741,511.62
Ending Principal Balance of the Class A2 Notes
                          Class A1                                20,726,136.62
                          Class A2                               117,000,000.00
                          Class A3                                38,090,000.00
                                                                ----------------                  -----------------
                                                                                                     175,816,136.62
                                                                                                  =================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 1999


V.   Class B Note Principal Balance

           Beginning Principal Balance of the Class B Notes
                                          Pool A                     3,093,601.59
                                          Pool B                     1,010,498.94
                                                                    --------------
                                                                                                      4,104,100.53

           Class B Overdue Interest, if any                                  0.00
           Class B Monthly Interest - Pool A                            15,287.55
           Class B Monthly Interest - Pool B                             4,993.55
           Class B Overdue Principal, if any                                 0.00
           Class B Monthly Principal - Pool A                           46,511.80
           Class B Monthly Principal - Pool B                           39,008.47
                                                                    --------------
                                                                                                         85,520.27
           Ending Principal Balance of the Class B Notes
                                          Pool A                     3,047,089.79
                                          Pool B                       971,490.47
                                                                    --------------                   -------------
                                                                                                      4,018,580.26
                                                                                                     =============

---------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,365,000                 Original Face $4,365,000                         Balance Factor
---------------------------------------------------------------------------------------------------------------------
                  $ 4.646300                               $ 19.592273                                  92.063694%


VI.   Class C Note Principal Balance

           Beginning Principal Balance of the Class C Notes
                                          Pool A                     3,480,545.85
                                          Pool B                     1,136,897.24
                                                                    -------------
                                                                                                      4,617,443.09

           Class C Overdue Interest, if any                                  0.00
           Class C Monthly Interest - Pool A                            18,475.90
           Class C Monthly Interest - Pool B                             6,035.03
           Class C Overdue Principal, if any                                 0.00
           Class C Monthly Principal - Pool A                           52,325.77
           Class C Monthly Principal - Pool B                           43,884.52
                                                                    -------------
                                                                                                         96,210.29
           Ending Principal Balance of the Class C Notes
                                          Pool A                     3,428,220.08
                                          Pool B                     1,093,012.72
                                                                    -------------                    -------------
                                                                                                      4,521,232.80
                                                                                                     =============

---------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
---------------------------------------------------------------------------------------------------------------------
                  $ 4.991072                                $ 19.590953                                 92.064228%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 1999


VII.   Class D Note Principal Balance

           Beginning Principal Balance of the Class D Notes
                                          Pool A                   3,480,545.85
                                          Pool B                   1,136,897.24
                                                                   -------------
                                                                                                         4,617,443.09

           Class D Overdue Interest, if any                                0.00
           Class D Monthly Interest - Pool A                          21,434.36
           Class D Monthly Interest - Pool B                           7,001.39
           Class D Overdue Principal, if any                               0.00
           Class D Monthly Principal - Pool A                         52,325.77
           Class D Monthly Principal - Pool B                         43,884.52
                                                                   -------------
                                                                                                            96,210.29
           Ending Principal Balance of the Class D Notes
                                          Pool A                   3,428,220.08
                                          Pool B                   1,093,012.72
                                                                   -------------                         ------------
                                                                                                         4,521,232.80
                                                                                                         ============

---------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
---------------------------------------------------------------------------------------------------------------------
                  $ 5.790269                               $ 19.590953                                  92.064228%


VIII.   Class E Note Principal Balance

           Beginning Principal Balance of the Class E Notes
                                          Pool A                   3,480,545.85
                                          Pool B                   1,136,897.24
                                                                   -------------
                                                                                                      4,617,443.09

           Class E Overdue Interest, if any                                0.00
           Class E Monthly Interest - Pool A                          27,322.28
           Class E Monthly Interest - Pool B                           8,924.64
           Class E Overdue Principal, if any                               0.00
           Class E Monthly Principal - Pool A                         52,325.77
           Class E Monthly Principal - Pool B                         43,884.52
                                                                   -------------
                                                                                                         96,210.29
           Ending Principal Balance of the Class E Notes
                                          Pool A                   3,428,220.08
                                          Pool B                   1,093,012.72
                                                                   -------------                      ------------
                                                                                                      4,521,232.80
                                                                                                      ============

---------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,910,955                 Original Face $4,910,955                         Balance Factor
---------------------------------------------------------------------------------------------------------------------
                  $ 7.380829                               $ 19.590953                                  92.064228%

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 1999


IX.   Issuers Residual Principal Balance

           Beginning Residual Principal Balance
                                          Pool A                                     5,800,416.88
                                          Pool B                                     1,894,655.15
                                                                                     ------------
                                                                                                           7,695,072.03

           Residual Interest - Pool A                                                   39,935.22
           Residual Interest - Pool B                                                   13,059.23
           Residual Principal - Pool A                                                  87,209.62
           Residual Principal - Pool B                                                  73,140.87
                                                                                     ------------
                                                                                                             160,350.49
           Ending Residual Principal Balance
                                          Pool A                                     5,713,207.26
                                          Pool B                                     1,821,514.28
                                                                                     ------------          ------------
                                                                                                           7,534,721.54
                                                                                                           ============


X.   Payment to Servicer

            - Collection period Servicer Fee                                                                  76,953.43
            - Servicer Advances reimbursement                                                                716,138.70
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                375,287.07
                                                                                                           ------------
           Total amounts due to Servicer                                                                   1,168,379.20
                                                                                                           ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 1999


XI.   Aggregate Discounted Contract Balance

Pool A

               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                    154,683,129.74

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                         0.00

               Decline in Aggregate Discounted Contract Balance                                                     2,325,589.95

               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the ending of the related Collection Period
                                                                                                                  --------------
                                                                                                                  152,357,539.79
                                                                                                                  ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances             2,278,626.53

                   - Principal portion of Prepayment Amounts                                      46,963.42

                   - Principal portion of Contracts repurchased under Indenture
                          Agreement Section 4.02                                                       0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period                      0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts
                          added during Collection Period                                               0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts
                          withdrawn during Collection Period                                           0.00

                                                                                              --------------
                                   Total Decline in Aggregate Discounted Contract Balance      2,325,589.95
                                                                                              ==============


Pool B
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                     50,526,020.23

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                         0.00

               Decline in Aggregate Discounted Contract Balance                                                     1,950,423.33

               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the ending of the related Collection Period
                                                                                                                  --------------
                                                                                                                   48,575,596.90
                                                                                                                  ==============

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances             1,852,214.29

                   - Principal portion of Prepayment Amounts                                      98,209.04

                   - Principal portion of Contracts repurchased under Indenture
                          Agreement Section 4.02                                                       0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period                      0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts
                          added during Collection Period                                               0.00

                   - Aggregate Discounted Contract Balance of Predecessor Contracts
                          withdrawn during Collection Period                                           0.00
                                                                                              --------------
                                   Total Decline in Aggregate Discounted Contract Balance      1,950,423.33
                                                                                              ==============
                                                                                                                  --------------
Aggregate Discounted Contract Balance at the end of the related Collection Period                                 200,933,136.69
                                                                                                                  ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE APRIL 12, 1999


XIII.   Cumulative Detail of Substituted Contracts - Prepayments

Pool A                                                                                             Predecessor
                                            Discounted                           Predecessor       Discounted
Lease #               Lessee Name           Present Value                        Lease #           Present Value
-------               -----------           -------------                        -------           -------------
                      NONE




                                            --------------                                         -------------
                               Totals:               $0.00                                                 $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                     $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                  $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                            $0.00

Change in any of the above detail during the related Collection Period                 YES                      NO     X
                                                                                       ---                      --------


Pool B                                                                                                   Predecessor
                                               Discounted                            Predecessor         Discounted
Lease #               Lessee Name              Present Value                         Lease #             Present Value
-------               -----------              -------------                         -------             -------------
                      NONE




                                                -------------                                            -------------
                                   Totals:              $0.00                                                    $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                 $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                               $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                           0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED
              TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                 $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                  $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                           $0.00

Change in any of the above detail during the related Collection Period                YES                      NO     X
                                                                                      ---                      --------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 12, 1999


XIV. Cumulative Detail of Substituted Contracts - Non-Performing (Pool A) & General Rights (Pool B)

Pool A - Non-Performing                                                                   Predecessor
                                      Discounted                       Predecessor        Discounted
Lease #          Lessee Name          Present Value                    Lease #            Present Value
-------          -----------          -------------                    -------            -------------
                 None



                                      -------------                                       -------------
                            Totals:           $0.00                                               $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                        0.00
              b) ADCB OF POOL A AT CLOSING DATE                                           $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                      0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution &
    Servicing Agreement Section 7.02                                                                  $0.00

Change in any of the above detail during the related Collection Period                       YES                   NO     X
                                                                                             ---                   --------


Pool B - General Contract Substitution Rights

                                                                                              Predecessor
                                          Discounted                       Predecessor        Discounted
Lease #          Lessee Name              Present Value                    Lease #            Present Value
-------          -----------              -------------                    -------            -------------
                 None



                                          -------------                                       -------------
                                Totals:           $0.00                                               $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                            $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                              $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                        0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                             $0.00

Change in any of the above detail during the related Collection Period                 YES                       NO     X
                                                                                       ---                       --------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                      FOR THE PAYMENT DATE APRIL 12, 1999


XV.    Pool Performance Measurements


1.                               Aggregate Discounted Contract Balance

              Contracts Delinquent > 90 days                               Total Outstanding Contracts
              This Month                          2,266,917.61             This Month                      200,933,136.69
              1 Month Prior                       1,990,421.08             1 Month Prior                   205,209,149.97
              2 Months Prior                      2,374,809.38             2 Months Prior                  209,476,879.53

              Total                               6,632,148.07             Total                           615,619,166.19

              a) 3 Month Average                  2,210,716.02             b) 3 Month Average              205,206,388.73

              c) a/b                                     1.08%


2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                             Yes                 No     X
                                                                                                 --------           ----------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                          Yes                 No     X
                                                                                                 --------           ----------
              B. An Indenture Event of Default has occurred and is then continuing?          Yes                 No     X
                                                                                                 --------           ----------

4.            Has a Servicer Event of Default occurred?                                      Yes                 No     X
                                                                                                 --------           ----------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                               Yes                 No     X
                                                                                                 --------           ----------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                   covenant or obligation not remedied within 90 days?                       Yes                 No     X
                                                                                                 --------           ----------
              C. As of any Determination date, the sum of all defaulted contracts
                   since the Closing date exceeds 6% of the ADCB on the Closing Date?        Yes                 No     X
                                                                                                 --------           ----------


6.            Aggregate Discounted Contract Balance at Closing Date                      Balance  $  218,254,123.54
                                                                                                 ------------------


              DELINQUENT LEASE SUMMARY

                    Days Past Due                         Current Pool Balance                  # Leases
                    -------------                         --------------------                  --------
                          31 - 60                                 4,221,110.20                       190
                          61 - 90                                 3,928,178.48                        72
                         91 - 180                                 2,266,917.61                        72


              Approved By:
              Lisa J. Cruikshank
              Vice President